MERRILL LYNCH
MICHIGAN
MUNICIPAL
BOND FUND








FUND LOGO








Semi-Annual Report

January 31, 1997




Officers and Trustees
Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863










This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Michigan
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011



TO OUR SHAREHOLDERS

The Municipal Market Environment
Long-term fixed-income bond yields generally declined over the six months ended January 31, 1997. Initially, US Treasury bond yields declined over 45 basis points (0.45%) to 6.45% by late November as low employment growth and continued low inflation combined to support lower bond yields. Concurrently, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined over 20 basis points to approximately 5.80%. However, signs of increased economic activity and renewed inflation fears pushed bond yields up for the remainder of the period. By the end of January 1997, US Treasury bond yields rose 35 basis points to end the period at approximately 6.80%. Similarly, long-term municipal revenue bond yields rose approximately 20 basis points from their lows in late November to approximately 6.00%. During the six months ended January 31, 1997, US Treasury bond yields declined approximately 10 basis points, while tax-exempt bond yields were essentially unchanged.

Recently, tax-exempt bond yields underperformed their taxable counterparts despite a continued strong supply position. During the six-month period ended January 31, 1997, over $88 billion in long-term tax-exempt bonds was underwritten, essentially unchanged from issuance a year ago. Approximately $50 billion in new municipal bonds was issued during the three-month period ended January 31, 1997, representing a decline of over 5% compared to the same period in 1996. This declining trend in bond issuance was even more apparent recently. Slightly more than $10 billion in long-term bonds was issued in January 1997, a decrease of over 15% compared to January 1996 issuance.

The municipal bond market's recent underperformance relative to Treasury issues was the result of a number of other factors. The historic strength of the US equity market has attracted significant investor interest. Additionally, as tax-exempt bond yields declined again below 6%, some investors temporarily lost interest in the municipal bond market. If interest rates continue to decline, as they did at the end of 1994 and throughout 1995, investors, in general, will quickly adjust to the new levels. The tax advantages generated by municipal bonds quickly outweigh low nominal yields and investor demand increases.

The Presidential and Congressional elections this past November resurrected some investor concerns regarding continued Federal deficit reduction and potential legislative restrictions upon the municipal bond market. This situation was similar to that at the beginning of 1996 when tax-exempt bond yields were negatively impacted by fears that legislation reducing the tax advantage of municipal bonds would be introduced to aid further deficit reductions.

However, the US Treasury bond market's recent relatively strong performance resulted in municipal bonds becoming a particularly attractive investment alternative. At current levels, long-term tax-exempt revenue bonds yield over 88% of comparable US Treasury bond yields. Current levels make tax-advantaged products more attractive than they were at mid-year when yield ratios declined to approximately 85%. For example, to an investor in the 36% Federal income tax bracket, a current tax-exempt bond yield of 6% represents a taxable equivalent yield of approximately 9.37%.

Looking forward, the supply of new bond issuance for 1997 is expected to be very similar to that of 1996, with most annual estimates falling in the $170 billion--$175 billion range. Investor demand is also expected to regain its former strength, with 1997 total municipal redemptions (refundings, maturities and coupon payments) in the $175 billion--$185 billion range. This overall balance suggests that the positive technical backdrop the municipal bond market enjoyed in 1996 could continue in 1997. However, it is likely that seasonal factors may temporarily distort this overall balanced technical scenario. During periods of reduced bond issuance, the ease and ability to purchase tax-advantaged products at their current attractive levels may be greatly restricted.

Portfolio Strategy
During the six-month period ended January 31, 1997, we primarily maintained the defensive posture of the Fund which we adopted in mid-1996. Our principal strategy was to favor higher-couponed issues over more interest rate-sensitive securities that have greater potential for capital appreciation. We believed that tax-exempt interest rates would fluctuate in a broad range and larger-couponed securities would offer both greater principal preservation and a generous tax-exempt income. In addition, we maintained minimal cash reserves in recent months to further augment shareholder income.

New long-term bond issuance in Michigan was lower than that in the national marketplace. During the six months ended January 31, 1997, over $2.1 billion in long-term securities were issued by Michigan municipalities, a decline of over 30% compared to the same period in 1996. Likewise, during the three months ended January 31, 1997, $900 million in municipal bonds were issued in Michigan, a decline of 45% compared to the same period in 1996. This dramatic decline in new bond supply was perhaps the major determining factor in our decision to maintain a fully invested position. While 1997 annual issuance is expected to be similar to that of 1996, more advantageous supply conditions are not expected until late 1997. Consequently, we expect to remain fully invested throughout much of 1997.

We believe that economic growth should slow by mid-1997, perhaps aided by an increase in interest rates by the Federal Reserve Board. Slower growth, combined with continued low inflation, may result in materially lower interest rates. Additionally, the prospect for further Federal deficit reduction may provide a positive backdrop for more significant declines in long-term bond yields. Signs that such a scenario is developing would trigger us to move to a more aggressive strategy for the Fund, utilizing more interest rate-sensitive issues in order to enhance the Fund's principal appreciation. At the same time, however, we will still seek to generate an attractive level of tax-exempt income.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Michigan
Municipal Bond Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President







(Fred K. Stuebe)
Fred K. Stuebe
Vice President and Portfolio Manager


March 3, 1997



PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results
                                                                                12 Month   3 Month
                                                1/31/97  10/31/96    1/31/96    % Change   % Change
Class A Shares*                                 $10.05    $10.05     $10.30      -2.43%      0.00%
Class B Shares*                                  10.05     10.05      10.30      -2.43       0.00
Class C Shares*                                  10.05     10.05      10.30      -2.43       0.00
Class D Shares*                                  10.04     10.04      10.29      -2.43       0.00
Class A Shares--Total Return*                                                    +2.89(1)   +1.36(2)
Class B Shares--Total Return*                                                    +2.36(3)   +1.23(4)
Class C Shares--Total Return*                                                    +2.26(5)   +1.20(6)
Class D Shares--Total Return*                                                    +2.79(7)   +1.33(8)
Class A Shares--Standardized 30-day Yield         4.84%
Class B Shares--Standardized 30-day Yield         4.53%
Class C Shares--Standardized 30-day Yield         4.42%
Class D Shares--Standardized 30-day Yield         4.74%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.536 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.142 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.484 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.128 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.473 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.126 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.525 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.139 per share ordinary income dividends.



PERFORMANCE DATA (continued)

Performance Summary--Class A Shares
                           Net Asset Value        Capital Gains
Period Covered          Beginning     Ending       Distributed         Dividends Paid*      % Change**
1/29/93-12/31/93         $10.00       $10.52           --                   $0.545           +10.87%
1994                      10.52         9.24           --                    0.524           - 7.29
1995                       9.24        10.29           --                    0.541           +17.59
1996                      10.29        10.10           --                    0.529           + 3.47
1/1/97-1/31/97            10.10        10.05           --                    0.038           - 0.03
                                                                            ------
                                                                      Total $2.177

                                                      Cumulative total return as of 1/31/97: +25.01%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.

Performance Summary--Class B Shares
                           Net Asset Value        Capital Gains
Period Covered          Beginning     Ending       Distributed         Dividends Paid*      % Change**
1/29/93-12/31/93         $10.00       $10.53           --                   $0.497           +10.46%
1994                      10.53         9.24           --                    0.474           - 7.85
1995                       9.24        10.29           --                    0.490           +16.99
1996                      10.29        10.10           --                    0.477           + 2.94
1/1/97-1/31/97            10.10        10.05           --                    0.034           - 0.07
                                                                            ------
                                                                      Total $1.972

                                                      Cumulative total return as of 1/31/97: +22.49%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class C Shares
                           Net Asset Value        Capital Gains
Period Covered          Beginning     Ending       Distributed         Dividends Paid*      % Change**
10/21/94-12/31/94        $ 9.44       $ 9.24           --                   $0.090           - 1.15%
1995                       9.24        10.29           --                    0.479           +16.87
1996                      10.29        10.10           --                    0.467           + 2.83
1/1/97-1/31/97            10.10        10.05           --                    0.034           - 0.08
                                                                            ------
                                                                      Total $1.070

                                                      Cumulative total return as of 1/31/97: +18.70%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


PERFORMANCE DATA (concluded)

Performance Summary--Class D Shares
                           Net Asset Value        Capital Gains
Period Covered          Beginning     Ending       Distributed         Dividends Paid*      % Change**
10/21/94-12/31/94        $ 9.44       $ 9.24           --                   $0.101           - 1.03%
1995                       9.24        10.29           --                    0.531           +17.47
1996                      10.29        10.09           --                    0.518           + 3.26
1/1/97-1/31/97            10.09        10.04           --                    0.037           - 0.04
                                                                            ------
                                                                      Total $1.187

                                                      Cumulative total return as of 1/31/97: +20.01%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.



Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/96                        +3.47%         -0.67%
Inception (1/29/93)
through 12/31/96                           +5.87          +4.77

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 12/31/96                        +2.94%         -0.99%
Inception (1/29/93)
through 12/31/96                           +5.33          +5.11

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 12/31/96                        +2.83%         +1.85%
Inception (10/21/94)
through 12/31/96                           +8.17          +8.17

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/96                        +3.26%         -0.87%
Inception (10/21/94)
through 12/31/96                           +8.68          +6.68

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



PORTFOLIO ABBREVIATIONS


To simplify the listings of Merrill Lynch Michigan Municipal Bond
Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
HDA     Housing Development Authority
PCR     Pollution Control Revenue Bonds
S/F     Single-Family
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes

SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P      Moody's      Face                                                                                       Value
Ratings  Ratings     Amount                                    Issue                                           (Note 1a)

Michigan--98.9%
AA       Aa         $ 1,000   Breitung Township, Michigan, School District, Refunding, UT, 6.30% due
                              5/01/2019                                                                          $ 1,045

AAA      Aaa          1,000   Davison, Michigan, Community School District, UT, 5.375% due 5/01/2016 (c)             964

AAA      Aaa          1,000   Dearborn, Michigan, Sewage Disposal System Revenue Bonds, Series A, 5.125%
                              due 4/01/2014 (b)                                                                      955

AAA      Aaa          5,800   Detroit, Michigan, Water Supply System Revenue Bonds, 6.375% due
                              7/01/2022 (c)                                                                        6,104

BBB      Baa1         3,460   Dickinson County, Michigan, Economic Development Corp., Solid Waste
                              Disposal Revenue Refunding Bonds (Champion International), 6.55% due
                              3/01/2007                                                                            3,605

AAA      Aaa          2,750   Eastern Michigan University, General Revenue Bonds, 5.50% due 6/01/2027 (c)          2,655

AAA      Aaa          3,100   Flat Rock, Michigan, Community School District, UT, Series 95, 5.25% due
                              5/01/2018 (b)                                                                        2,915

AAA      Aaa          2,500   Grand Ledge, Michigan, Public Schools District, UT,  6.60% due 5/01/2004
                              (b)(e)                                                                               2,818

A1+      VMIG1++        900   Grand Rapids, Michigan, Water Supply System, Revenue Refunding Bonds, VRDN,
                              3.45% due 1/01/2020 (a)(c)                                                             900

AAA      Aaa          3,000   Grand Traverse County, Michigan, Hospital Finance Authority, Hospital
                              Revenue Refunding Bonds (Munson Healthcare), Series A, 6.25% due
                              7/01/2022 (d)                                                                        3,124

AA       Aa           4,000   Haslett, Michigan, Public School District, Refunding, UT, 6.625% due
                              5/01/2019                                                                            4,289

AAA      Aaa          2,000   Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility Revenue
                              Refunding and Improvement Bonds (Bronson Methodist), Series A, 6.375% due
                              5/15/2017 (b)                                                                        2,112

AAA      Aaa          1,300   Lincoln Park, Michigan, School District, UT, 5.90% due 5/01/2026 (c)                 1,317

A1       VMIG1++        500   Michigan Higher Education Student Loan Authority Revenue Bonds, VRDN, AMT,
                              Series XII-D, 3.55% due 10/01/2015 (a)(d)                                              500

AAA      Aaa          1,000   Michigan Municipal Bond Authority Revenue Bonds (Local Government Loan
                              Program--Marquette Building), Series D, 6.75% due 5/01/2021 (d)                      1,090

                              Michigan Municipal Bond Authority Revenue Bonds (State Revolving Fund),
                              Series A (e):
AA       Aa           1,000     6.55% due 10/01/2002                                                               1,113
AA       Aa           1,500     6.60% due 10/01/2002                                                               1,672

AA-      A1           2,000   Michigan State Building Authority, Revenue Refunding Bonds, Series I,
                              6.75% due 10/01/2011                                                                 2,150

A+       NR*          2,000   Michigan State, HDA, Rental Housing Revenue Refunding Bonds, Series A,
                              6.60% due 4/01/2012                                                                  2,063


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P      Moody's      Face                                                                                       Value
Ratings  Ratings     Amount                                    Issue                                           (Note 1a)

Michigan (concluded)
                              Michigan State, HDA, S/F Mortgage Revenue Bonds:
AA+      NR*        $   895     AMT, Series B, 7.05% due 6/01/2026                                               $   936
AA+      NR*          3,605     Refunding, AMT, Series D, 6.85% due 6/01/2026                                      3,754
AA+      NR*          2,150     Series A, 6.50% due 12/01/2017                                                     2,229
AA+      NR*          2,420     Series B, 6.95% due 12/01/2020                                                     2,539

                              Michigan State Hospital Finance Authority Revenue Bonds:
AAA      Aaa          1,250     (Mercy Health Services) Series Q, 5.375% due 8/15/2026 (d)                         1,179
A        A            3,500     Refunding (Detroit Medical Center Obligation Group), Series A, 6.50%
                                due 8/15/2018                                                                      3,651
AA       Aa           3,500     Refunding (Henry Ford Health Systems), Series A, 5.25% due 11/15/2020              3,331
AAA      Aaa          3,000     (Saint John Hospital and Medical Center), Series A, 5.25% due
                                5/15/2026 (d)                                                                      2,796

                              Michigan State Strategic Fund, Limited Obligation Revenue Bonds:
AAA      Aaa          2,000     Refunding (Detroit Edison Co. Project), 6.875% due 12/01/2021 (c)                  2,207
A+       A1           1,250     Refunding (Ford Motor Co. Project), Series A, 7.10% due 2/01/2006                  1,430
A+       A1           1,000     (Waste Management Inc. Project), AMT, 6.625% due 12/01/2012                        1,079

NR*      P1           1,800   Michigan State Strategic Fund, PCR, Refunding (Consumers Power Project),
                              VRDN, Series A, 3.70% due 4/15/2018 (a)                                              1,800

NR*      VMIG1++        100   Michigan State Strategic Fund, Solid Waste Disposal Revenue Bonds
                              (Grayling Generating Project), VRDN, AMT, 3.65% due 1/01/2014 (a)                      100

AAA      Aaa          2,435   Michigan State University, General Revenue Bonds, Series A, 5% due
                              2/15/2026 (d)                                                                        2,201

                              Royal Oak, Michigan, Hospital Finance Authority Revenue Bonds:
AAA      Aaa            215     Refunding (Beaumont Properties, Inc.), Series E, 6.625% due
                                1/01/2002 (e)                                                                        237
AA-      Aa3          1,785     Refunding (Beaumont Properties, Inc.), Series E, 6.625% due 1/01/2019              1,895
AA       Aaa          2,000     (William Beaumont Hospital), Series D, 6.75% due 1/01/2001 (e)                     2,195

AAA      Aaa          2,065   Saint Clair County, Michigan, Building Authority, 5.25% due 4/01/2018 (b)            1,959

AAA      Aaa          1,000   Saint Clair County, Michigan, Economic Development Corp., PCR, Refunding
                              (Detroit Edison) Collateral, Series AA, 6.40% due 8/01/2024 (d)                      1,079

AAA      Aaa          1,000   Sandusky, Michigan, Community School District, Refunding, UT, 5.25% due
                              5/01/2021 (d)                                                                          935

AAA      Aaa          1,250   School Craft, Michigan, Community School District, UT, 5.375% due
                              5/01/2026 (c)                                                                        1,191

AAA      Aaa          2,300   Three Rivers, Michigan, Community Schools Building and Site, UT, 6% due
                              5/01/2023 (b)                                                                        2,358

AAA      Aaa          1,500   Western Michigan University, General Revenue Bonds, 6.125% due
                              11/15/2022 (c)                                                                       1,547

Total Investments (Cost--$81,065)--98.9%                                                                          84,019

Other Assets Less Liabilities--1.1%                                                                                  958
                                                                                                                 -------
Net Assets--100.0%                                                                                               $84,977
                                                                                                                 =======

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1997.
(b)MBIA Insured.
(c)FGIC Insured.
(d)AMBAC Insured.
(e)Prerefunded.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.

   See Notes to Financial Statements.

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 1997
Assets:             Investments, at value (identified cost--$81,064,953) (Note 1a)                          $ 84,018,988
                    Cash                                                                                           5,321
                    Receivables:
                      Interest                                                             $  1,139,197
                      Beneficial interest sold                                                   98,728        1,237,925
                                                                                           ------------

                    Deferred organization expenses (Note 1e)                                                      14,854
                    Prepaid registration fees and other assets (Note 1e)                                           5,804
                                                                                                            ------------
                    Total assets                                                                              85,282,892
                                                                                                            ------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                              120,494
                      Dividends to shareholders (Note 1f)                                        67,168
                      Distributor (Note 2)                                                       31,245
                      Investment adviser (Note 2)                                                22,439          241,346
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        64,244
                                                                                                            ------------
                    Total liabilities                                                                            305,590
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 84,977,302
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $    115,750
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        680,488
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         16,672
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         32,946
                    Paid-in capital in excess of par                                                          85,242,481
                    Accumulated realized capital losses on investments--net
                    (Note 5)                                                                                  (3,702,658)
                    Accumulated distributions in excess of realized capital
                    gains--net (Note 1f)                                                                        (362,412)
                    Unrealized appreciation on investments--net                                                2,954,035
                                                                                                            ------------
                    Net assets                                                                              $ 84,977,302
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $11,628,890 and 1,157,502
                    shares of beneficial interest outstanding                                               $      10.05
                                                                                                            ============
                    Class B--Based on net assets of $68,365,659 and 6,804,884
                    shares of beneficial interest outstanding                                               $      10.05
                                                                                                            ============
                    Class C--Based on net assets of $1,674,901 and 166,718
                    shares of beneficial interest outstanding                                               $      10.05
                                                                                                            ============
                    Class D--Based on net assets of $3,307,852 and 329,463
                    shares of beneficial interest outstanding                                               $      10.04
                                                                                                            ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                               For the Six Months Ended January 31, 1997
Investment Income   Interest and amortization of premium and discount earned                                $  2,492,359
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    237,427
                    Account maintenance and distribution fees--Class B (Note 2)                 176,234
                    Professional fees                                                            27,142
                    Transfer agent fees--Class B (Note 2)                                        20,954
                    Accounting services (Note 2)                                                 19,951
                    Registration fees (Note 1e)                                                  13,034
                    Printing and shareholder reports                                             12,158
                    Account maintenance and distribution fees--Class C (Note 2)                   5,709
                    Amortization of organization expenses (Note 1e)                               5,096
                    Pricing fees                                                                  3,438
                    Transfer agent fees--Class A (Note 2)                                         2,814
                    Trustees' fees and expenses                                                   2,188
                    Custodian fees                                                                2,101
                    Account maintenance fees--Class D (Note 2)                                    1,146
                    Transfer agent fees--Class C (Note 2)                                           605
                    Transfer agent fees--Class D (Note 2)                                           553
                    Other                                                                         1,586
                                                                                           ------------
                    Total expenses before reimbursement                                         532,136
                    Reimbursement of expenses (Note 2)                                         (107,921)
                                                                                           ------------
                    Total expenses after reimbursement                                                           424,215
                                                                                                            ------------
                    Investment income--net                                                                     2,068,144
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                            212,416
Unrealized Gain on  Change in unrealized appreciation on investments--net                                        880,019
Investments--Net                                                                                            ------------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations                                    $  3,160,579
                                                                                                            ============


Statements of Changes in Net Assets
                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
Increase (Decrease) in Net Assets:                                                        Jan. 31, 1997    July 31, 1996
Operations:         Investment income--net                                                 $  2,068,144     $  3,958,994
                    Realized gain (loss) on investments--net                                    212,416       (1,097,627)
                    Change in unrealized appreciation on investments--net                       880,019        1,413,924
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      3,160,579        4,275,291
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                  (304,306)        (627,353)
(Note 1f):            Class B                                                                (1,661,163)      (3,183,853)
                      Class C                                                                   (43,835)         (66,935)
                      Class D                                                                   (58,840)         (80,853)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (2,068,144)      (3,958,994)
                                                                                           ------------     ------------

Beneficial Interest Net increase in net assets derived from beneficial interest
Transactions        transactions                                                                934,112        8,213,020
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase in net assets                                              2,026,547        8,529,317
                    Beginning of period                                                      82,950,755       74,421,438
                                                                                           ------------     ------------
                    End of period                                                          $ 84,977,302     $ 82,950,755
                                                                                           ============     ============

                    See Notes to Financial Statements.

Financial Highlights
                                                                                             Class A

                                                                       For the                                   For the
                                                                         Six                                     Period
The following per share data and ratios have been derived               Months                                   Jan. 29,
from information provided in the financial statements.                  Ended                                   1993++ to
                                                                       Jan. 31,    For the Year Ended July 31,   July 31,
Increase (Decrease) in Net Asset Value:                                  1997       1996      1995      1994       1993
Per Share           Net asset value, beginning of period              $   9.92   $   9.85  $   9.84  $  10.29   $  10.00
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .27        .54       .53       .53        .26
                    Realized and unrealized gain (loss) on
                    investments--net                                       .13        .07       .01      (.40)       .29
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .40        .61       .54       .13        .55
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.27)      (.54)     (.53)     (.53)      (.26)
                      In excess of realized gain on
                      investments--net                                      --         --        --      (.05)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.27)      (.54)     (.53)     (.58)      (.26)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.05   $   9.92  $   9.85  $   9.84   $  10.29
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   4.04%+++   6.25%     5.79%     1.22%      5.61%+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement                        .55%*      .49%      .50%      .31%       .08%*
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                              .80%*      .82%      .88%     1.00%      1.02%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.22%*     5.35%     5.57%     5.18%      5.20%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 11,629   $ 11,468  $ 11,838  $ 15,064   $ 13,276
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  14.81%     69.34%   123.61%    71.70%     31.23%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                             Class B

                                                                       For the                                   For the
                                                                         Six                                     Period
The following per share data and ratios have been derived               Months                                   Jan. 29,
from information provided in the financial statements.                  Ended                                   1993++ to
                                                                       Jan. 31,    For the Year Ended July 31,   July 31,
Increase (Decrease) in Net Asset Value:                                  1997       1996      1995      1994       1993
Per Share           Net asset value, beginning of period              $   9.92   $   9.85  $   9.84  $  10.29   $  10.00
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .24        .49       .49       .48        .24
                    Realized and unrealized gain (loss) on
                    investments--net                                       .13        .07       .01      (.40)       .29
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .37        .56       .50       .08        .53
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.24)      (.49)     (.49)     (.48)      (.24)
                      In excess of realized gain on
                      investments--net                                      --         --        --      (.05)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.24)      (.49)     (.49)     (.53)      (.24)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.05   $   9.92  $   9.85  $   9.84   $  10.29
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   3.77%+++   5.70%     5.25%      .71%      5.35%+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement                       1.06%*     1.00%     1.02%      .81%       .58%*
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                             1.31%*     1.33%     1.40%     1.51%      1.53%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.71%*     4.84%     5.05%     4.68%      4.71%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 68,365   $ 67,770  $ 60,699  $ 59,049   $ 44,692
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  14.81%     69.34%   123.61%    71.70%     31.23%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                       Class C                        Class D

                                                            For the      For     For the    For the     For     For the
                                                              Six        the      Period      Six       the      Period
The following per share data and ratios have been derived    Months      Year     Oct. 21,   Months     Year     Oct. 21,
from information provided in the financial statements.       Ended      Ended    1994++ to   Ended     Ended    1994++ to
                                                            Jan. 31,   July 31,   July 31,  Jan. 31,  July 31,   July 31,
Increase (Decrease) in Net Asset Value:                       1997       1996       1995      1997      1996       1995
Per Share           Net asset value, beginning
Operating           of period                              $   9.92   $   9.85   $   9.44  $   9.91  $   9.85   $   9.44
Performance:                                               --------   --------   --------  --------  --------   --------
                    Investment income--net                      .24        .48        .37       .26       .53        .41
                    Realized and unrealized gain on
                    investments--net                            .13        .07        .41       .13       .06        .41
                                                           --------   --------   --------  --------  --------   --------
                    Total from investment operations            .37        .55        .78       .39       .59        .82
                                                           --------   --------   --------  --------  --------   --------
                    Less dividends from investment
                    income--net                                (.24)      (.48)      (.37)     (.26)     (.53)      (.41)
                                                           --------   --------   --------  --------  --------   --------
                    Net asset value, end of period         $  10.05   $   9.92   $   9.85  $  10.04  $   9.91   $   9.85
                                                           ========   ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share        3.71%+++   5.59%      8.39%+++  3.99%+++  6.04%      8.84%+++
Return:**                                                  ========   ========   ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement            1.16%*     1.11%      1.16%*     .65%*     .59%       .63%*
Average Net                                                ========   ========   ========  ========  ========   ========
Assets:             Expenses                                  1.41%*     1.43%      1.51%*     .90%*     .91%       .98%*
                                                           ========   ========   ========  ========  ========   ========
                    Investment income--net                    4.61%*     4.73%      4.91%*    5.14%*    5.24%      5.46%*
                                                           ========   ========   ========  ========  ========   ========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $  1,675   $  1,871   $    839  $  3,308  $  1,842   $  1,045
                                                           ========   ========   ========  ========  ========   ========
                    Portfolio turnover                       14.81%     69.34%    123.61%    14.81%    69.34%    123.61%
                                                           ========   ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Michigan Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class
D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.


NOTES TO FINANCIAL STATEMENTS (concluded)


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is a limited partner. The Fund had also entered into a Distribution
Agreement and Distribution Plans with Merill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. For the six months ended January 31, 1997, FAM earned fees of $237,427, of which $107,921 was voluntarily waived.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                           Account     Distribution
                                       Maintenance Fee     Fee

Class B                                     0.25%          0.25%
Class C                                     0.25%          0.35%
Class D                                     0.10%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                         MLFD         MLPF&S

Class A                                  $177         $1,157
Class D                                  $290         $3,353


For the six months ended January 31, 1997, MLPF&S received contingent deferred sales charges of $89,820 and $299 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1997 were $18,149,063 and $11,726,449, respectively.

Net realized and unrealized gains as of January 31, 1997 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments             $   212,416    $ 2,628,916
Short-term investments                     --        325,119
                                  -----------    -----------
Total                             $   212,416    $ 2,954,035
                                  ===========    ===========

As of January 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $2,954,035, of which $3,033,789 related to appreciated securities and $79,754 related to depreciated securities. The aggregate cost of investments at January 31, 1997 for Federal income tax purposes was $81,064,953.

4. Beneficial Interest Transactions:
Net increase in net assets derived from beneficial interest transactions was $934,112 and $8,213,020 for the six months ended
January 31, 1997 and the year ended July 31, 1996, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended January 31, 1997                Shares        Amount

Shares sold                           194,220    $ 1,955,038
Shares issued to shareholders
in reinvestment of dividends           12,516        125,513
                                  -----------    -----------
Total issued                          206,736      2,080,551
Shares redeemed                      (205,738)    (2,062,050)
                                  -----------    -----------
Net increase                              998    $    18,501
                                  ===========    ===========


Class A Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                           116,968    $ 1,178,454
Shares issued to shareholders
in reinvestment of dividends           24,119        241,300
                                  -----------    -----------
Total issued                          141,087      1,419,754
Shares redeemed                      (186,020)    (1,868,674)
                                  -----------    -----------
Net decrease                          (44,933)   $  (448,920)
                                  ===========    ===========


Class B Shares for the Six Months                   Dollar
Ended January 31, 1997                Shares        Amount

Shares sold                           609,977    $ 6,105,164
Shares issued to shareholders
in reinvestment of dividends           58,145        583,085
                                  -----------    -----------
Total issued                          668,122      6,688,249
Automatic conversion of
shares                                 (1,575)       (15,738)
Shares redeemed                      (695,993)    (6,981,758)
                                  -----------    -----------
Net decrease                          (29,446)   $  (309,247)
                                  ===========    ===========


Class B Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                         1,561,218    $15,682,673
Shares issued to shareholders
in reinvestment of dividends          106,325      1,063,827
                                  -----------    -----------
Total issued                        1,667,543     16,746,500
Shares redeemed                      (993,319)    (9,922,169)
                                  -----------    -----------
Net increase                          674,224    $ 6,824,331
                                  ===========    ===========


Class C Shares for the Six Months                   Dollar
Ended January 31, 1997                Shares        Amount

Shares sold                            17,151    $   171,941
Shares issued to shareholders
in reinvestment of dividends            3,326         33,353
                                  -----------    -----------
Total issued                           20,477        205,294
Shares redeemed                       (42,449)      (426,071)
                                  -----------    -----------
Net decrease                          (21,972)   $  (220,777)
                                  ===========    ===========


Class C Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                           129,079    $ 1,296,644
Shares issued to shareholders
in reinvestment of dividends            5,128         51,272
                                  -----------    -----------
Total issued                          134,207      1,347,916
Shares redeemed                       (30,728)      (305,293)
                                  -----------    -----------
Net increase                          103,479    $ 1,042,623
                                  ===========    ===========

Class D Shares for the Six Months                   Dollar
Ended January 31, 1997                Shares        Amount

Shares sold                           158,227    $ 1,592,111
Automatic conversion of
shares                                  1,575         15,738
Shares issued to shareholders
in reinvestment of dividends            2,677         26,811
                                  -----------    -----------
Total issued                          162,479      1,634,660
Shares redeemed                       (18,903)      (189,025)
                                  -----------    -----------
Net increase                          143,576    $ 1,445,635
                                  ===========    ===========


Class D Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                            95,065    $   949,498
Shares issued to shareholders
in reinvestment of dividends            2,640         26,425
                                  -----------    -----------
Total issued                           97,705        975,923
Shares redeemed                       (17,941)      (180,937)
                                  -----------    -----------
Net increase                           79,764    $   794,986
                                  ===========    ===========


5. Capital Loss Carryforward:
At July 31, 1996, the Fund had a capital loss carryforward of approximately $2,924,000, of which $1,890,000 expires in 2003 and $1,034,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.